UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 31, 2007
                                                --------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2007-HE6
              -----------------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
              -----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

          Delaware                333-130694-29                13-3939229
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation of          File Number of          Identification No. of
         depositor)               issuing entity)              depositor)

1585 Broadway, New York, New York                                10036
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(Address of principal executive offices of depositor)         (Zip Code)

Depositor's telephone number, including area code    (212) 761-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On May 31, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2007-HE6 Mortgage Pass-Through Certificates, Series 2007-HE6 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, National Association, as master servicer, as securities administrator, as a servicer and as a custodian. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class-B4 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,180,665,000 were sold to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (the "Underwriters") pursuant to an Underwriting Agreement, dated as of May 23, 2007, by and between the Depositor and the Underwriters.

      In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated May 31, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated May 31, 2007 (included as part of Exhibit 5).

Exhibit 23 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 31, 2007                        MORGAN STANLEY ABS CAPITAL I
                                          INC.

                                          By:   /s/ Steven Shapiro
                                             -----------------------------------
                                             Name:  Steven Shapiro
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

5                  Legality Opinion of Cadwalader, Wickersham           (E)
                   & Taft LLP, dated May 31, 2007.

8                  Tax Opinion of Cadwalader, Wickersham                (E)
                   & Taft LLP, dated May 31, 2007
                   (included as part of Exhibit 5).

23                 Consent of Cadwalader, Wickersham & Taft LLP         (E)
                   (included as part of Exhibit 5).